Exhibit 10.52

FIFTH AMENDMENT AGREEMENT

FIFTH AMENDMENT AGREEMENT (this “Fifth Amendment”), dated as of January 20, 2006 (the “Effective Date”), to the Receivables Loan and Security Agreement, dated as of February 11, 2003, among FCC Acceptance Corp., as Borrower (the “Borrower”), First Consumer Credit, Inc. (“FCC”), as Servicer (the “Servicer”), Autobahn Funding Company LLC, as Lender (the “Lender”), DZ Bank AG Deutsche Zentral-Genossneschaftsbank, Frankfurt Am Main, as agent (the “Agent”), U.S. Bank, National Association and Compu-Link Corporation (as the same has been and may be further amended, supplemented, modified and/or restated in accordance with its terms, the “RLSA”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA.

WHEREAS, the parties hereto have agreed to amend the RLSA on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. Amendments to RLSA. Effective as of the date on which all of the conditions precedent set forth in Section 2 shall have been satisfied (such date, the “Effective Date”), the RLSA shall be amended as follows:

1.1 Section 1.01 of the RLSA is hereby amended by deleting each of the following defined terms: “Maximum Project Loan Advance Percentage”, “Pacesetter”, “Project Loan Borrowing Sublimit”, and “Project Loan Contract”.

1.2 Section 1.01 of the RLSA is hereby amended by adding the following defined term, in alphabetical order:

“Fifth Amendment Effective Date” means the “Effective Date”, as such term is defined in the Fifth Amendment Agreement relating to this Agreement.

1.3 Section 1.01 of the RLSA is hereby amended by deleting the definitions of each of the following terms in their entirety and substituting, in lieu thereof, the following:

“Borrowing Limit” means $50,000,000; provided, however, that (i) at all times after the Agent has received legal and binding commitments of Persons (other than DZ Bank) that are acceptable to the Agent to provide credit enhancement to Autobahn in respect of Loans under this Agreement pursuant to terms that are acceptable to the Agent in an aggregate amount equal to not in excess of $25,000,000, the “Borrowing Limit” shall mean $50,000,000 plus the amount of such commitments, provided that (x) the Borrowing Limit shall not, in any event, exceed $75,000,000 and (y) in the event that any such commitments are terminated, the “Borrowing Limit” shall be reduced to reflect the termination of such commitments, and (ii) at all times, on or after the Early Amortization Commencement Date, the Borrowing Limit shall mean the aggregate outstanding principal balance of the Loans.

“Contract” means a Deferred Payment Contract, an Equity-Based Contract, a Mortgage Contract, a Non-Mortgage Contract or a Promotional Contract.

“Servicing Fee Rate” means, with respect to the Pledged Receivables, the per annum rate of 0.50%.

1.4 The definition of “Change of Control” set forth in Section 1.01 of the RLSA is hereby amended by deleting clause (iv) thereof in its entirety and substituting in lieu thereof the following:

(iv)(x) either of Murray H. Gross or Robert A. DeFronzo shall cease to be employed in senior management positions at US Home, involved in the day-to-day operations of US Home and able to perform substantially all of the material business decisions of US Home as employees of US Home or (y) James D. Borschow shall cease to be employed in a senior management position at FCC, involved in the day-to-day operations of FCC and able to perform substantially all of the material business decisions of FCC as an employee of FCC or

1.5 The definition of “Early Amortization Event” set forth in Section 1.01 of the RLSA is hereby amended by deleting clause (vi) thereof in its entirety and substituting in lieu thereof the following:

(1) [Intentionally Omitted];

1.6 The definition of “Individual Receivable File” set forth in Section 1.01 of the RLSA is hereby amended by deleting clause (c) thereof in its entirety.

1.7 The definition of “Overconcentration Amount” set forth in Section 1.01 of the RLSA is hereby amended by deleting clauses (iii)—(ix) thereof in their entirety, and substituting in lieu thereof the following:

(iii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Non-Mortgage Contracts in the aggregate exceeds 60% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

(iv) the amount by which the sum of the Outstanding Balances of all Eligible Receivables originated prior to the Fifth Amendment Effective Date (other than Eligible Receivables related to Equity Based Contracts) and owed by Obligors with FICO Scores of less than 600 exceeds 20% of the sum of the Outstanding Balances of all Eligible Receivables at the time of calculation; and the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Mortgage Contracts originated on or after the Fifth Amendment Effective Date (other than Eligible Receivables related to Equity Based Contracts) and owed by Obligors with FICO Scores of less than 600 exceeds 5% of the sum of the Outstanding Balances of all Eligible Receivables at the time of calculation;

(v) the amount by which the sum of the Outstanding Balances of all Receivables originated on or after the Fifth Amendment Effective Date and owed by Obligors with FICO Scores of at least 600 but not greater than 640 exceeds 25% of the sum of the Outstanding Balances of all Eligible Receivables at the time of calculation;

(vi) the amount by which the sum of the Outstanding Balances of all Receivables related to Non-Mortgage Contracts owed by Obligors with FICO Scores of less than 640 exceeds 10% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

(vii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Promotional Contracts at such time exceeds 5% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

(viii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Promotional Contracts originated by any one

Contractor exceeds 10% of the sum of the Outstanding Balances of all Eligible Receivables related to such Contractor at such time;

(ix) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Contracts with an original maturity of greater than 15 years exceeds 20% of the sum of the Outstanding Balances of all Eligible Receivables originated by such Contractor at such time;

(x) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Contracts as to which a Bankruptcy Event has occurred with respect to the related Obligor and as to which, by order of the bankruptcy court, one or more delinquent payments has been rescheduled for payment on or before the maturity date set forth in such Contracts exceeds $5,000,000; and

(xi) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Contracts owed by Obligors that are not either legal residents or citizens of the United States or Canada exceeds 5% of the sum of the Outstanding Balances of all Eligible Receivables at such time.

Solely for the purposes of clauses (iv) and (v) of this definition of “Overconcentration Amount”, the date on which an Eligible Receivable was “originated” shall mean the date on which FCC approved the purchase of the Contract relating to such Receivable from the applicable Contractor.

1.8 The definition of “Promotional Contract” set forth in Section 1.01 of the RLSA is hereby amended by deleting the number “210” set forth therein, and substituting in lieu thereof the number “180”.

1.9 Section 2.05(d) of the RLSA is hereby amended by deleting the third sentence thereof in its entirety and substituting, in lieu thereof, the following:

Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any day prior to the Collection Date, (i) the Outstanding Balance of all Equity-Based Contracts which are Eligible Receivables hereunder exceeds the Equity-Based Contract Borrowing Sublimit, or (ii) the Outstanding Balance of all Deferred Payment Contracts which are Eligible Receivables hereunder exceeds the Deferred Payment Contract Borrowing Sublimit, then, in each such case, the Borrower shall remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on such day (or if such day is not a Business Day, no later than the close of business of the Agent on the next succeeding Business Day), a payment (to be applied by the Agent to repay Loans selected by the Agent, in its sole discretion), in such amount as may be necessary to reduce the Outstanding Balance of Equity-Based Contracts or of Deferred Payment Contracts, as the case may be, to an amount in each case less than or equal to the Equity-Based Contract Borrowing Sublimit, or the Deferred Payment Contract Borrowing Sublimit, as applicable.

1.10 Section 3.02(b) of the RLSA is hereby amended by (a) deleting clause (viii) thereof in its entirety, (b) replacing the language “; and” at the end of clause (vii) thereof with a period, and (c) adding the word “and” at the end of clause (vi) thereof.

1.11 The provisions of Section 6.13(d) and Section 6.13(g) of the RLSA are hereby deleted in their entirety and in each case replaced with a marked for such subsection reading: “[Intentionally Omitted]”.

1.12 Section 6.13(e) of the RLSA is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

(e) As soon as available and no later than forty-five (45) days after the end of each fiscal quarter in each fiscal year of US Home (or, in the case of delivery of a copy of US Home’s quarterly report on Form 10-Q for such fiscal quarter as contemplated below, if later, such date as the Securities and Exchange Commission shall have approved for the filing of such quarterly report), the Borrower shall deliver to the Lender and the Agent two copies of:

(i) (x) a consolidated balance sheet of US Home and its consolidated Subsidiaries (including the Borrower and FCC) as of the end of such fiscal quarter, setting forth in comparative form the corresponding figures for the most recent year-end for which an audited balance sheet has been prepared, which such balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by GAAP, or (y) a copy of US Home=s quarterly reports on Form 10-Q for such fiscal quarter as filed with the Securities and Exchange Commission, which, in either case, shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of US Home stating that such materials present fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied; and

(ii) (x) consolidated statements of income, stockholders’ equity and cash flow of US Home and its consolidated Subsidiaries (including the

Borrower and FCC) for such fiscal quarter, setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP, or (y) a copy of US Home’s quarterly reports on Form 10-Q for such fiscal quarter as filed with the Securities and Exchange Commission, which, in either case, shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of US Home stating that such materials present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with GAAP consistently applied.

1.13 Section 6.13(h) of the RLSA is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

(h) As soon as available and no later than ninety (90) days after the end of each fiscal year of US Home (or, in the case of delivery of a copy of the Parent’s annual report on Form 10-K for such fiscal year as contemplated below, if later, such date as the Securities and Exchange Commission shall have approved for the filing of such annual report), the Borrower shall deliver to the Lender and the Agent two copies of:

(i) (x) a consolidated balance sheet of US Home and its consolidated Subsidiaries (including the Borrower and FCC) as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of nationally recognized standing acceptable to the Agent stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur) or (y) a copy of the Parent’s annual report on Form 10-K as filed with the Securities and Exchange Commission;

(ii) (x) consolidated statements of income, stockholders’ equity and cash flow of US Home and its consolidated Subsidiaries (including the Borrower and FCC) for such fiscal year; in each case setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of nationally recognized standing acceptable to the Agent stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur) or (y) a copy of the Parent’s annual report on Form 10-K as filed with the Securities and Exchange Commission; and

(iii) a certificate of a firm of independent certified public accountants of nationally recognized standing acceptable to the Agent to the effect that they have reviewed and are familiar with this Agreement and that, having examined the materials delivered pursuant to clauses (i) and (ii) above, they have not become aware of any fact or condition which constitutes an Early Amortization Event or an Unmatured Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

1.14 Section 7.01(l) of the RLSA is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

(l) (i) the Advance Percentage shall at any time be (1) greater than the Maximum Advance Percentage, or (2) with respect to Equity-Based Contracts, greater than the Maximum Equity-Based Contracts Advance Percentage, and any such event shall remain unremedied for two (2) Business Days or (ii) the Facility Amount exceeds the lesser of (x) the Borrowing Limit or (y) the Capital Limit and such event shall remain unremedied for two (2) Business Days; or

1.15 Section 7.01(p) of the RLSA is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

(p) US Home shall permit its Tangible Net Worth to be less than (i) $3,500,000 at any time from the date hereof through December 31, 2003; (ii) $4,500,000 at any time from January 1, 2004 through the Fifth Amendment Effective Date, and (iii) at any time thereafter, (A) the greater of (1) $6,000,000 or (2) an amount equal to $6,000,000 plus (B) fifty percent (50%) of the aggregate amount of net income (calculated in accordance with GAAP) of US Home after December 31, 2005 plus (C) seventy-five percent (75%) of the aggregate amount of proceeds received by US Home after December 31, 2005 in connection with (x) any public offering by US Home or any of its Affiliates of any class or classes of capital stock after December 31, 2005 and (y) each incurrence of Debt by US Home or any of its Affiliates after

December 31, 2005, other than Debt which shall be the most senior Debt of US Home or such Affiliate;

1.16 Items 41, 66 and 72 of Schedule III of the RLSA are each hereby amended by deleting each such item in its entirety and substituting in lieu thereof the applicable numbered item set forth in Schedule III to this Fifth Amendment.

1.17 Item 73 of Schedule III of the RLSA is hereby amended by deleting the number “640” therein, and in each case substituting in lieu thereof the number “600”.

1.18 Schedule III of the RLSA is hereby amended by deleting item 101 thereof (beginning “If such Contract is a Project Loan Contract . . .”) in its entirety, adding items numbers 103 and 104 set forth in Schedule III to this Fifth Amendment at the end of Schedule III of the RLSA, and thereafter renumbering the last seven items of Schedule III as items 97-104, respectively.

1.19 Schedule IV to the RLSA is hereby amended by deleting such schedule in its entirety and substituting, in lieu thereof, Schedule IV attached hereto as Annex I.

1.20 Exhibit A to the RLSA is amended and restated to read in its entirety as set forth in Exhibit A to this Fifth Amendment.

1.21 Exhibit C to the RLSA is amended and restated to read in its entirety as set forth in Exhibit C to this Fifth Amendment.

SECTION 2. Conditions to Effectiveness. This Fifth Amendment shall be effective upon the delivery to the Agent of the following items, each in form and substance satisfactory to the Agent and the Lender and duly executed by the parties thereto:

(1) counterparts of this Fifth Amendment;

(2) an amendment to the Purchase and Contribution Agreement; and

(3) an amendment to the Fee Letter.

SECTION 3. Miscellaneous.

3.1 The Borrower and the Servicer each hereby certifies that the representations and warranties set forth in Article IV of the RLSA (and any other representations and warranties made by the Borrower or the Servicer in the RLSA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the Borrower and the Servicer each represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Early Amortization Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Early Amortization Event or Event of Default) occur due to this Fifth Amendment becoming effective, (b) the Borrower and the Servicer each has the corporate power and authority to execute and deliver this Fifth Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this Fifth Amendment and (c) no consent of any other person (including, without limitation, shareholders or creditors of the Borrower or the Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Fifth Amendment other than such that have been obtained.

3.2 The RLSA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

3.3 All references in the RLSA to “this Agreement” and “herein” and all references to the RLSA in the documents executed in connection with the RLSA shall mean the RLSA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

3.4 This Fifth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Fifth Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

3.5 The Borrower hereby agrees to pay all costs and expenses incurred by the Lender and the Agent in connection with this Fifth Amendment including, without limitation, the fees and expenses of Kaye Scholer LLP, counsel to the Lender and the Agent.

(vi) GOVERNING LAW. THIS FIFTH AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW

PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first above written.

THE BORROWER:		FCC ACCEPTANCE CORP.

By:
Name:
Title:

THE SERVICER:		FIRST CONSUMER CREDIT, INC.

By:
Name:
Title:

THE AGENT:		DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

By:
Name:
Title:

By:
Name:
Title:

THE LENDER:		AUTOBAHN FUNDING COMPANY LLC

	By:	DZ Bank AG Deutsche Zentral- Genossenschaftsbank, its attorney-in-fact

By:
Name:
Title:

By:
Name:
Title:

THE CUSTODIAN AND THE AGENT’S BANK:	U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

THE BACK-UP SERVICER:	COMPU-LINK CORPORATION

By:
Name:
Title:

Schedule III to

Fifth Amendment Agreement

Replacement and Additional Representations and Warranties

with Respect to Eligible Receivables

41. The home improvements related to such Contract have been fully completed to the satisfaction of the related Obligor and a Completion Certificate with respect to such Contract has been executed by the Obligor and Contractor related thereto.

66. FCC shall have received a Completion Certificate, signed by both the related Obligor and Contractor.

72. If such Contract is a Non-Mortgage Contract, then, if (i) the Obligor with respect to such Contract had a FICO Score of less than 680, the Original Balance of such Contract was not greater than $20,000 or (ii) the Obligor with respect to such Contract had a FICO Score of 680 or more, the Original Balance of such Contract was not greater than $35,000

103. With respect to each Contract with a FICO Score of 680 or more, such Contract has a Coupon Rate of at least 7.98% per annum.

104. The inclusion at any time of such Contract as a Pledged Receivable shall not cause the Weighted Average FICO Score of all Obligors with a FICO Score of 680 or more to be less than 720.

Schedule IV to

Fifth Amendment Agreement

CREDIT AND COLLECTION POLICY

See attached.

Exhibit A to

Fifth Amendment Agreement

FORM OF BORROWING BASE CERTIFICATE

See attached.

Exhibit C to

Fifth Amendment Agreement

FORM OF MONTHLY REMITTANCE REPORT

See attached.